UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2005

Encore Capital Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

8875 Aero Drive, Suite 200
San Diego, California 92123
(Address of Principal Executive Offices) (Zip Code)

(877) 445-4581
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

        On August 2, 2005, the Compensation Committee (“Committee”) of the Board of Directors (the “Board”) of Encore Capital Group, Inc. (the “Company”) approved the following executive compensation arrangements:

Executive Base Salary

        The Compensation Committee approved a base salary of $250,000 for Ron Eckhardt, Executive Vice President and General Manager.

Executive Bonus Target

        The Committee approved a 2005 performance plan bonus target for Ron Eckhardt, Executive Vice President and General Manager, of 50% of base salary. The actual bonus payable will be determined by the Compensation Committee in its discretion, based upon Company and individual performance relative to objectives agreed to in advance.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: August 8, 2005	/s/ Paul Grinberg —————————————— Paul Grinberg Executive Vice President, Chief Financial Officer and Treasurer